UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Cardinal Health, Inc. (the "Company") held its 2023 Annual Meeting of Shareholders (the "Annual Meeting") on November 15, 2023. See the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 27, 2023 (the “Proxy Statement”) for more information on the six proposals included in the Proxy Statement for the Annual Meeting.

Proposal 1. The shareholders elected the 11 nominees listed below to the Company's Board of Directors, each to serve until the 2024 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Steven K. Barg	197,994,215	1,816,117	343,427	19,854,118
Michelle M. Brennan	197,589,663	2,280,103	283,993	19,854,118
Sujatha Chandrasekaran	197,535,270	2,283,398	335,091	19,854,118
Sheri H. Edison	197,676,151	2,224,659	252,949	19,854,118
David C. Evans	197,539,087	2,269,314	345,358	19,854,118
Patricia A. Hemingway Hall	194,123,275	5,695,779	334,705	19,854,118
Jason M. Hollar	196,631,151	3,264,696	257,912	19,854,118
Akhil Johri	197,397,078	2,407,170	349,511	19,854,118
Gregory B. Kenny	188,012,537	11,795,961	345,261	19,854,118
Nancy Killefer	197,092,657	2,810,876	250,226	19,854,118
Christine A. Mundkur	197,992,876	1,909,640	251,243	19,854,118

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2024, and voted as follows:

For	Against	Abstained	Broker Non-Votes
209,450,694	10,345,728	211,455	—

Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers ("say-on-pay" vote), and voted as follows:

For	Against	Abstained	Broker Non-Votes
182,671,067	16,863,757	618,935	19,854,118

Proposal 4. The shareholders voted, on a non-binding advisory basis, in support of holding future advisory votes to approve the compensation of the Company's named executive officers ("say-on-frequency" vote) every year as follows:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
196,230,933	302,493	3,230,365	398,968	19,854,118

Based on the voting results and its past practice, the Company will continue to hold annual say-on-pay votes until the next required say-on-frequency vote, which will occur no later than the Company's 2029 Annual Meeting of Shareholders.

Proposal 5. The shareholders did not approve the shareholder proposal to adopt a policy requiring executives to retain significant stock, and voted as follows:

For	Against	Abstained	Broker Non-Votes
64,964,097	133,971,250	1,218,412	19,854,118

Proposal 6. The shareholders did not approve the shareholder proposal to adopt a policy requiring shareholder ratification of excessive termination pay, and voted as follows:

For	Against	Abstained	Broker Non-Votes
19,084,904	180,422,143	646,712	19,854,118

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 16, 2023	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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